                                          Delaware Investments(SM)
                                          --------------------------------------
                                          A member of Lincoln Financial Group(R)





  FIXED INCOME


  Semiannual Report 2003
  ----------------------------------------------------------------------------
                    DELAWARE TAX-FREE FLORIDA FUND

                    DELAWARE TAX-FREE FLORIDA INSURED FUND

                    DELAWARE TAX-FREE NEW YORK FUND





[Logo Omitted] POWERED BY RESEARCH.(SM)

Table
  OF CONTENTS


Letter to Shareholders                                          1

Portfolio Management Review                                     3

New at Delaware                                                 5

Performance Summaries:

   Delaware Tax-Free
   Florida Fund                                                 6

   Delaware Tax-Free
   Florida Insured Fund                                         7

   Delaware Tax-Free
   New York Fund                                                8

Financial Statements:

   Statements of Net Assets                                     9

   Statements of Operations                                    16

   Statements of Changes
      in Net Assets                                            17

   Financial Highlights                                        18

   Notes to Financial
      Statements                                               27





Funds are not FDIC insured and are not guaranteed.
It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware
Management Company, a series of Delaware
Management Business Trust, which is a registered investment advisor.

(c) 2003 Delaware Distributors, L.P.

Delaware Investments
  POWERED BY RESEARCH

At Delaware Investments, our long history of asset management has taught us the importance of two key principles:

o  Astute security selection is essential when seeking a performance advantage.

o  Superior fundamental research is the key to astute security selection.

Based on these core principles, we have built an organization that is Powered by Research.

Capabilities in all major asset classes
Our proprietary research is reflected in our five distinct Centers of Expertise, each focused on a specific investment discipline.

o  U.S. growth equity
o  U.S. value equity
o  U.S. fixed income
o  International and global
o  U.S. structured-approach equity products

The Independent Research Advantage
Each Center of Expertise conducts its own research, which drives the portfolio construction process. This direct and distinct approach yields a number of key advantages.

o The research is performed directly by the professionals best equipped to shape it and evaluate its implications, and who are held accountable for the investment results.

o The research leads to a truly distinct managerial approach - rather than a model where all management teams follow the recommendations of the same analysts.

These advantages put our managers in a strong position to uncover market inefficiencies and underappreciated securities that represent the most rewarding opportunities in their asset class.

A Commitment to Our Investors
Our commitment to experience, performance and service has earned us the confidence of discriminating investors.

Experience
Delaware Investments' 185 seasoned investment professionals -- of whom 124 (67%) are analysts -- average 12 years of experience, bringing a wealth of knowledge and expertise to the management team.

Performance
Delaware Investments strives to deliver consistent, reliable, and dependable performance in all asset classes. The management teams aim for solid performance over the long term, incorporating risk assessment in their processes and avoiding those strategies aimed at short-term gains or generally associated with volatility.

Service
With Delaware Investments, you can count on quick and courteous service, easy access to account information, and hassle-free transaction processing.

Letter                                                         March 10, 2003
  TO SHAREHOLDERS

Recap of Events
A dreary six months ended February 28, 2003, with the U.S. economy mired in a period of slow growth and mixed economic indicators.

Stocks gained ground one day only to lose it shortly thereafter, partly as a result of lower investor confidence in the quality and transparency of corporate earnings in the wake of Enron and other bookkeeping scandals. Earnings disappointments and downward revisions, middling economic indicator numbers, and worries over terrorism and the possibility of war in the Middle East also pushed equities lower.

Though the most recent recession ended in late 2001, real, or inflation-adjusted, growth in gross domestic product (GDP) for 2002 averaged +2.9% (Source: Bloomberg) -- about half the growth rate the economy usually exhibits during periods of recovery.

Businesses have been reluctant to commit their capital during this period of uncertainty and volatility. Not even historically low interest rates spurred corporate investment. The Federal Reserve lowered rates 11 times in 2001 and once in 2002, leaving the benchmark fed funds rate at 1.25% -- the lowest it's been in more than 40 years. In fact, subtracting the inflation rate shows that the fed funds rate was functionally negative during this six-month period.

Corporate bonds as a group experienced more credit downgrades than upgrades for the seventh straight year. For the fourth consecutive year, however, municipal bonds saw many more upgrades than downgrades (Source: Moody's Investors Service). As a result, we believe investors interested in relative safety increasingly turned to municipal bonds.

The yield curve -- a measure of the return of short-term versus long-term debt -- was particularly steep during the review period. According to the Municipal Market Data High Grade (AAA) Yield Curve, the spread between one-year AAA-rated municipal bonds and 30-year AAA-rated municipal bonds began the period at 3.42% and ended February 2003 at 3.65%. The peak in January was at 3.75%.

Market Outlook
During the remainder of 2003 we will look for increasing but modest economic growth. We believe businesses will likely invest more capital following a resolution with Iraq. Gold prices and commodity indicators point to the possibility of upward inflationary pressures. In our opinion, bond yields will be moderately higher by the end of the year.

Though we believe that much of the refinancing activity has ended, we expect strong inflows for municipal bond funds during 2003. Fiscal stress will likely mean that bonds will be issued to pay for projects that would otherwise have been funded by other revenue. Of course, some municipal projects will be put off until better economic times.



Total Return
For the period ended February 28, 2003                               Six Months

Delaware Tax-Free Florida Fund -- Class A Shares                       +3.25%
Lipper Florida Municipal Debt Funds Average (62 funds)                 +2.76%
Delaware Tax-Free Florida Insured Fund -- Class A Shares               +3.03%
Lipper Florida Insured Municipal Debt Funds Average (8 funds)          +3.05%
Delaware Tax-Free New York Fund -- Class A Shares                      +3.28%
Lipper New York Municipal Debt Funds Average (110 funds)               +2.65%
Lehman Brothers Municipal Bond Index                                   +3.36%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 6 through 8. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lipper categories represent the average return of a peer group of municipal bond funds with similar investment objectives tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Unlike U.S. Treasuries, the U.S. government does not guarantee the payment of principal and interest on municipal bonds.

We think that the Fed will likely follow the bond market's lead in setting interest rates and that municipal bond rates will rise in the next two quarters, with an initial rise at the long end of the yield curve. However, we believe that this cycle will see short-term rates ultimately rise more than long-term rates, in response to the Fed's move toward neutrality or higher rates.

We believe that municipal bond funds continue to be important investment vehicles that can provide diversification and tax-advantaged investing. Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Jude T. Driscoll

Jude T. Driscoll
President and Chief Executive Officer,
Delaware Management Holdings, Inc.


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                                      March 10, 2003
  MANAGEMENT REVIEW


Fund Managers

Mitchell L. Conery
Senior Portfolio Manager

Patrick P. Coyne
Deputy Chief Investment Officer -- Fixed Income

The Funds' Results
A record $357 billion in municipal bond supply came into the market in 2002. This is a 25% increase over 2001. Refinancing was up 45%, as issuers took advantage of lower interest rates. New money increased by 21%. New York was the biggest state issuer, up from number three with a 116.8% increase in issuance to $49 billion. Florida, which rose from the fifth to the fourth largest issuer, had a 32.7% increase to $18.8 billion in issuance (Source: Bloomberg).

Cash flow into municipal bond funds increased dramatically during the period. The net new cash flow into municipal bond funds for calendar year 2002 was $16.44 billion, up from $11.59 billion in 2001 (Source: ICI).

Municipal bond credit upgrades exceeded downgrades twofold, which resulted in a healthy supply of high-quality debt. A different situation existed for corporate debt, where downgrades exceeded upgrades. Credit spreads narrowed, meaning that investors effectively got more return on riskier loans (Source: Thomson Financial Securities Data).

A comparison of national bond yields also shows supply differences. As of the end of February 2003, the national average yield on the 30-year AAA-rated municipal bond was 4.62%. By comparison, the 30-year Treasury bond yielded 4.67%. The difference at least partly reflects the Treasury's much greater supply.

The economies of Florida and New York, like other states that rely on tourism for a significant portion of their revenues, were hurt by the events of September 11 and the resulting drop in international and domestic travel. Florida is currently feeling the effects of declining theme park attendance. In addition to diminished tourism, New York also bears the expense of rebuilding lower Manhattan, as well as a revenue drop from the loss of high-paying jobs in the financial sector.

Even so, we found issues and trades that we felt gave good value and added to Fund performance. In all three Funds we found good buys in healthcare, which has benefited from more professional administration during tough economic times, and also in higher education. We sold bonds for which there was new demand. We also sold issues to improve the Fund's overall credit quality, and we reduced durations to limit our interest rate exposure in these three Funds.

Delaware Tax-Free Florida Fund
During the six-month period ended February 28, 2003, the Fund returned +3.25% (Class A shares at net asset value with distributions reinvested), outperforming the +2.76% gain of the Lipper Florida Municipal Debt Funds Average. Your Fund slightly underperformed the +3.36% return of the Lehman Brothers Municipal Bond Index.

We sold Hillsborough County for Tampa Electric Company, a BBB-rated bond with a disappointing outlook. We also sold Lakeland Hospital bonds and South Broward Hospital District bonds, which reduced our hospital portion of the Fund to 20.16% of net assets.

We shortened the Fund's duration somewhat from 5.40 years to 5.03 years during the period in response to market pressures. This position is a little shorter than we think will be necessary going forward, and we may increase it slightly again in the months ahead. However, the Fund's duration will not exceed six years.

Delaware Tax-Free Florida Insured Fund
During the period ended February 28, 2003, the Fund returned +3.03% (Class A shares at net asset value with distributions reinvested), underperforming both the +3.05% return of the Lipper Florida Insured Municipal Debt Funds Average and the +3.36% gain of the Lehman Brothers Municipal Bond Index.

We sold bonds for which we saw new demand in an environment of lower interest rates, including Brevard County School Board bonds, Miami Dade County bonds, and Florida Board of Education bonds. We saw good value in multi-family housing and hospital debt, which were our top two sectors throughout the period.

We shortened our duration from 7.05 years to 6.44 years. In the coming months, we may move our duration toward the end of the yield curve slightly, to take advantage of longer-end yields.

Delaware Tax-Free New York Fund
During the period ended February 28, 2003, the Fund returned +3.28% (Class A shares at net asset value with distributions reinvested), outperforming the +2.65% gain of the Lipper New York Municipal Debt Funds Average. The Fund slightly underperformed the +3.36% gain of the Lehman Brothers Municipal Bond Index.

We sold bonds that we believed were no longer of solid credit quality during the past six months, including 500 Albany Industrial Development Authority for Sage Colleges bonds, as our analyst felt that their Baa (Moody's) credit rating was deteriorating. In addition to this 27-year bond, we also sold 500 Cicero Development Authority for Cicero Community Recreational Project bonds, a 40-year, Baa-rated bond.

The Fund reinvested the money from these sales in Dutchess County Marist College, a Baa-rated holding yielding 5.15% over a 17-year term. This is now one of our core holdings. We sacrificed some yield as a result, but are comfortable that we have increased credit quality. We have also decreased duration from 7.60 years to 6.81 years to reduce the Fund's interest rate sensitivity, which we believe may be important if interest rates rise later this year.

The Fund also benefited from the sale of New York City Industrial Development Authority bonds for the Lycee Francais School in December. We continue to favor higher education and increased our holdings in this sector from 17.46% of net assets on August 31, 2002 to 24.87% as of February 28, 2003. We think a tough job market plus increasing global competition has underscored the need for higher education.

Outlook
We expect the economy may continue to recover slowly. With more than a year of historically low interest rates behind us, we believe the seeds for an economic recovery have been sown. Resolving the crisis in Iraq may add further momentum to economic growth.

If the national economy rebounds, we would look for an eventual rise in interest rates. Yet we are anticipating that any rise in rates may be gradual, paralleling our expected gradual improvement in the economy. Rising rates would have a negative impact on the bond market -- particularly in the more-interest-rate-sensitive short end of the yield curve -- but we believe the slow pace of an interest-rate increase would lead to a manageable rise in bond yields.

While we will continue to monitor the economy closely and make adjustments to our portfolios as needed, we have no current plans to alter our management strategy. As long as interest rates remain at historic lows, we expect to make relatively few trades. We will continue to seek attractive new municipal investment opportunities as they become available, and manage portfolio risk for our shareholders.

Tax-Equivalent Yields
30-Year Municipal Bonds
As of February 28, 2003

AAA Tax-Equivalent Yield      5.44%      6.33%      6.60%      7.11%      7.52%
AA Tax-Equivalent Yield       5.59%      6.51%      6.79%      7.31%      7.74%
--------------------------------------------------------------------------------
                               15%        27%        30%        35%       38.6%

                               Income Tax Bracket

As of February 28, 2003, the yield on 30-year AAA-rated municipal bonds nationally was 4.62% and the yield on 30-year AA-rated municipal bonds nationally was 4.75% (Source: Bloomberg). The chart shows what the equivalent yield would be on a taxable investment for investors in each tax bracket. Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

New
  AT DELAWARE

--------------------------------------------------------------------------------
Simplify your life.
   MANAGE YOUR INVESTMENTS                    [Graphic Omitted: E:delivery Logo]
                    ONLINE!

Get Account Access, Delaware Investments' secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and the highest level of Web security available.
You also get:

o  Hassle-Free Investing -- Make online purchases and redemptions at any time.

o Simplified Tax Processing -- Automatically retrieve your Delaware Investments accounts' 1099 information and have it entered directly into your 1040 tax return. Available only with Turbo Tax(R) software.

o Less Mail Clutter -- Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Visit www.delawareinvestments.com, select individual investor, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday to assist with any questions.
--------------------------------------------------------------------------------

Delaware
  TAX-FREE FLORIDA FUND

Fund Basics
As of February 28, 2003

----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and the Florida personal income tax, as is consistent with preservation of capital.

----------------------------------------------
Total Fund Net Assets:
$17.01 million

----------------------------------------------
Number of Holdings:
38

----------------------------------------------
Fund Start Date:
March 2, 1995

----------------------------------------------
Your Fund Managers:
Mitchell L. Conery joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA
Corporation.

Patrick P. Coyne is a graduate of Harvard
University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware
Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high-grade municipal bonds and municipal futures contracts. Mr.
Coyne is a member of the Municipal Bond Club of Philadelphia.

----------------------------------------------
Nasdaq Symbols:
Class A  DVFAX
Class B  DVFBX
Class C  DVFCX


Fund Performance
Average Annual Total Returns

Through February 28, 2003                  Lifetime    Five Years     One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                      +6.73%        +5.13%       +8.01%
Including Sales Charge                      +6.12%        +4.17%       +3.14%
-------------------------------------------------------------------------------
Class B (Est. 9/15/95)
Excluding Sales Charge                      +5.62%        +4.38%       +7.19%
Including Sales Charge                      +5.62%        +4.12%       +3.19%
-------------------------------------------------------------------------------
Class C (Est. 4/22/95)
Excluding Sales Charge                      +5.72%        +4.39%       +7.29%
Including Sales Charge                      +5.72%        +4.39%       +6.29%
-------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
  TAX-FREE FLORIDA INSURED FUND

Fund Basics
As of February 28, 2003

----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and the Florida personal income tax, as is consistent with preservation of capital.

----------------------------------------------
Total Fund Net Assets:
$110.64 million

----------------------------------------------
Number of Holdings:
45

----------------------------------------------
Fund Start Date:
January 1, 1992

----------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne

----------------------------------------------
Nasdaq Symbols:
Class A  VFLIX
Class B  DVDBX
Class C  DVDCX


Fund Performance
Average Annual Total Returns

Through February 28, 2003          Lifetime    10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 1/1/92)
Excluding Sales Charge              +6.65%      +5.83%       +5.15%      +7.29%
Including Sales Charge              +6.21%      +5.35%       +4.19%      +2.51%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
Excluding Sales Charge              +5.23%                   +4.37%      +6.48%
Including Sales Charge              +5.23%                   +4.12%      +2.48%
--------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
Excluding Sales Charge              +4.73%                   +4.36%      +6.49%
Including Sales Charge              +4.73%                   +4.36%      +5.49%
--------------------------------------------------------------------------------
* Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free
Florida Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Delaware
  TAX-FREE NEW YORK FUND

Fund Basics
As of February 28, 2003

----------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current income exempt from federal income tax and the New York state personal income tax, as is consistent with preservation of capital.

----------------------------------------------------
Total Fund Net Assets:
$16.05 million

----------------------------------------------------
Number of Holdings:
28

----------------------------------------------------
Fund Start Date:
November 6, 1987

----------------------------------------------------
Your Fund Managers:
Mitchell L. Conery
Patrick P. Coyne

----------------------------------------------------
Nasdaq Symbols:
Class A  FTNYX
Class B  DVTNX
Class C  DVFNX


Fund Performance
Average Annual Total Returns

Through February 28, 2003         Lifetime     10 Years    Five Years   One Year
--------------------------------------------------------------------------------
Class A (Est. 11/6/87)
Excluding Sales Charge             +6.64%       +4.86%       +4.89%      +7.53%
Including Sales Charge             +6.32%       +4.38%       +3.93%      +2.69%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
Excluding Sales Charge             +4.98%                    +4.11%      +6.74%
Including Sales Charge             +4.98%                    +3.86%      +2.74%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
Excluding Sales Charge             +4.40%                    +4.12%      +6.74%
Including Sales Charge             +4.40%                    +4.12%      +5.74%
--------------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

                                                 Delaware Tax-Free Florida Fund
Statements                                       February 28, 2003 (Unaudited)
  OF NET ASSETS

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 95.94%
--------------------------------------------------------------------------------
Airport Revenue Bonds -- 2.94%
  Miami-Dade County Florida Aviation
    Revenue 5.00% 10/1/33 (FSA)(AMT)               $  500,000    $  500,165
                                                                 ----------
                                                                    500,165
                                                                 ----------
Continuing Care/Retirement
Revenue Bonds -- 1.57%
  Volusia County Health Facilities
    Authority (John Knox Village)
    Series A 6.00% 6/1/17 (RADIAN)                    250,000       267,640
                                                                 ----------
                                                                    267,640
                                                                 ----------
Corporate Backed Revenue Bonds -- 0.92%
  Jacksonville Sewer & Solid Waste
    Disposal Facilities Authority
    (Anheuser Busch Project)
    5.875% 2/1/36 (AMT)                               150,000       156,572
                                                                 ----------
                                                                    156,572
                                                                 ----------
Dedicated Tax & Fees Revenue Bonds -- 7.20%
  Dade County Special Obligation
    Series B 5.00% 10/1/35 (AMBAC)                    200,000       202,422
  Jacksonville Florida Excise Taxes
    Revenue Series B
    5.00% 10/1/26 (AMBAC)                             500,000       512,035
  Jacksonville, Florida Sales Tax
    Revenue 5.00% 10/1/30 (MBIA)                      500,000       510,915
                                                                 ----------
                                                                  1,225,372
                                                                 ----------

Hospital Revenue Bonds -- 20.16%
  Escambia County Health Facilities
    Authority (Florida Health Care
    Facilities) (VHA Program)
    5.95% 7/1/20 (AMBAC)                              425,000       468,711
  Highlands County Health Facilities
    Authority (Adventist Health
    System/Sunbelt) Series A
    6.00% 11/15/31                                    500,000       527,835
  Leesburg Regional Medical Center
    Project Series A 6.125% 7/1/12                    100,000       103,374
  North Miami Health Facilities Authority
    (Catholic Health Services)
    LOC Suntrust Bank-Miami
    6.00% 8/15/16                                     500,000       536,624
  Orange County Health Facilities
    Authority Revenue (Orlando
    Regional Healthcare)
    5.75% 12/1/32                                     250,000       255,880
  Orange County, Florida Health
    Facilities Authority Revenue
    (Adventist Health System)
    5.625% 11/15/32                                   500,000       508,105
  Palm Beach County Health Facilities
    Authority Revenue Refunding
    Hospital (Boca Raton Community
    Hospital) 5.625% 12/1/31                          500,000       510,875

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  South Broward Hospital District
    Revenue (Memorial Healthcare
    System) 5.625% 5/1/32                          $  500,000    $  516,785
                                                                 ----------
                                                                  3,428,189
                                                                 ----------
Miscellaneous Revenue Bonds -- 6.87%
  Florida State Board of Education
    (Lottery Revenue) Series A
    6.00% 7/1/14 (FGIC)                             1,000,000     1,168,680
                                                                 ----------
                                                                  1,168,680
                                                                 ----------
Multi Family Housing Revenue Bonds -- 10.92%
  Dade County Housing Finance
    Authority (Lincoln Fields Apartments
    Section 8) 6.25% 7/1/24 (MBIA)                    500,000       505,900
  Duval Housing Finance Authority
    (St. Augustine Apartments)
    6.00% 3/1/21                                      300,000       311,733
  Florida Housing Finance Agency
    (The Vineyards Project)
    Series H 6.40% 11/1/15                            500,000       523,410
  Volusia County Housing Finance
    Authority (San Marco Apartments)
    Series A 5.60% 1/1/44 (FSA)(AMT)                  500,000       517,045
                                                                 ----------
                                                                  1,858,088
                                                                 ----------
Municipal Lease Revenue Bonds -- 3.29%
  Brevard County, Florida School Board
    Certificate Participation
    4.75% 7/1/22 (AMBAC)                              300,000       303,936
  Palm Beach County Florida School
    Board Series D 5.00% 8/1/28 (FSA)                 250,000       255,095
                                                                 ----------
                                                                    559,031
                                                                 ----------
Ports & Harbors Revenue Bonds -- 1.83%
  Jacksonville Florida Port Authority
    Seaport Revenue
    5.70% 11/1/30 (MBIA)(AMT)                         295,000       311,255
                                                                 ----------
                                                                    311,255
                                                                 ----------
*Pre-Refunded Bonds -- 18.69%
  Jacksonville Florida Port Authority
    Seaport Revenue
    5.70% 11/1/30-10 (MBIA)(AMT)                      205,000       240,108
  Pinellas County Educational Facilities
    Authority (Clearwater Christian
    College) Private Placement
    8.00% 2/1/11-06                                   205,000       236,008
  Tampa Utilities Tax Revenue Series A
    6.00% 10/1/17-09 (AMBAC)                        1,000,000     1,202,230
    6.125% 10/1/18-09 (AMBAC)                       1,000,000     1,209,721
  Volusia County, Florida Industrial
    Development Authority Mortgage
    Revenue (Bishops Glen Retirement
    Health Facilities Project)
    7.50% 11/1/16-06                                  250,000       291,395
                                                                 ----------
                                                                  3,179,462
                                                                 ----------

Statements                                       Delaware Tax-Free Florida Fund
  OF NET ASSETS (CONTINUED)

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Public Power Revenue Bonds -- 6.31%
  Jacksonville, Florida Electric Authority
    Revenue Electric System
    Series 3-C 5.50% 10/1/30                       $1,000,000   $ 1,073,300
                                                                -----------
                                                                  1,073,300
                                                                -----------
Single Family Housing Revenue Bonds -- 3.86%
  Florida Housing Finance Agency
    Homeowner Mortgage Series 1B
    6.00% 7/1/17                                      140,000       148,561
  Orange County Florida Housing
    Finance Authority Homeowner
    Revenue Series B
    5.25% 3/1/33 (AMT)                                500,000       508,230
                                                                -----------
                                                                    656,791
                                                                -----------
Tax Increment/Special Assessment Bonds -- 5.42%
  Lake Bernadette Community
    Development District Special
    Assessment Series A 8.00% 5/1/17                  240,000       250,078
  Northern Palm Beach County
    Improvement District Special
    Assessment (Abacoa Water
    Control) 7.20% 8/1/16                             300,000       324,534
  Orlando, Florida Special Assessment
    (Conroy Road Interchange Project)
    Series B 5.25% 5/1/05                             130,000       130,400
  Tampa Palms Community
    Development District (Richmond
    Place Project) 7.50% 5/1/18                       205,000       216,261
                                                                -----------
                                                                    921,273
                                                                -----------
Territorial Revenue Bonds -- 0.97%
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    Revenue Series B 6.00% 7/1/26                     150,000       165,378
                                                                -----------
                                                                    165,378
                                                                -----------
Turnpike/Toll Road Revenue Bonds -- 2.03%
  Dunes, Florida Community
    Development District Revenue -
    Intracoastal Waterway Bridge
    (ITT Industries Corporation)
    5.50% 10/1/07                                     175,000       183,046
  Florida State Mid-Bay Bridge
    Authority Series D 6.125% 10/1/22                 160,000       161,933
                                                                -----------
                                                                    344,979
                                                                -----------
Water & Sewer Revenue Bonds -- 2.96%
  Jacksonville Electric Authority
    Revenue Water & Sewer Systems
    Series A 5.625% 10/1/37                           500,000       502,810
                                                                -----------
                                                                    502,810
                                                                -----------
Total Municipal Bonds
  (cost $15,135,646)                                             16,318,985
                                                                -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Market Value of Securities -- 95.94%
  (cost $15,135,646)                                            $16,318,985
Receivables and Other Assets
  Net of Liabilities-- 4.06%                                        690,707
                                                                -----------
Net Assets Applicable to 1,526,889
Shares Outstanding-- 100.00%                                    $17,009,692
                                                                ===========

Net Asset Value -- Delaware Tax-Free Florida
  Fund Class A ($10,181,205/914,550 Shares)                          $11.13
                                                                     ------
Net Asset Value -- Delaware Tax-Free Florida
  Fund Class B ($5,446,903/488,402 Shares)                           $11.15
                                                                     ------
Net Asset Value -- Delaware Tax-Free Florida
  Fund Class C ($1,381,584/123,937 Shares)                           $11.15
                                                                     ------

Components of Net Assets at February 28, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                            $16,592,914
Distributions in excess of net investment income                       (181)
Accumulated net realized loss on investments                       (766,380)
Net unrealized appreciation of investments                        1,183,339
                                                                -----------
Total net assets                                                $17,009,692
                                                                ===========

Summary of Abbreviations:
AMBAC -- Insured by the AMBAC Indemnity Corporation
AMT -- Subject to Alternative Minimum Tax
FGIC -- Insured by the Financial Guaranty Insurance Company
FSA -- Insured by Financial Security Assurance
LOC -- Letter of Credit
MBIA -- Insured by the Municipal Bond Insurance Association
RADIAN -- Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share --
  Delaware Tax-Free Florida Fund
Net asset value Class A (A)                                          $11.13
Sales charge (4.50% of offering price,
  or 4.67% of amount invested per share)(B)                            0.52
                                                                     ------
Offering price                                                       $11.65
                                                                     ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                          Delaware Tax-Free Florida Insured Fund
Statements                                February 28, 2003 (Unaudited)
  OF NET ASSETS (CONTINUED)

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.59%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 2.95%
  Lee County Florida Airport Revenue
    Series B 5.75% 10/1/33 (FSA)                   $3,000,000    $3,268,860
                                                                 ----------
                                                                  3,268,860
                                                                 ----------
Dedicated Tax & Fees Revenue Bonds - 16.21%
  Florida Department of Transportation
    5.00% 7/1/31 (FGIC)                             2,600,000     2,651,402
  Jacksonville Florida Excise Taxes
    Revenue Series B
    5.00% 10/1/26 (AMBAC)                           2,500,000     2,560,175
  Jacksonville, Florida Sales Tax
    Revenue 5.00% 10/1/30 (MBIA)                    1,500,000     1,532,745
  Orange County Florida Tourist
    Development Revenue
    Series B 4.75% 10/1/20 (AMBAC)                  1,000,000     1,021,810
 +Palm Beach County Florida
    Criminal Justice Facilities Revenue
    Inverse Floater 9.77% 6/1/12 (FGIC)             7,500,000    10,162,800
                                                                 ----------
                                                                 17,928,932
                                                                 ----------
Higher Education Revenue Bonds - 2.89%
  Broward County, Florida Educational
    Facilities Authority Revenue
    (Nova Southeastern University)
    5.25% 4/1/27 (RADIAN)                           1,000,000     1,021,780
  Dade County Florida Educational
    Facilities Authority
    (University of Miami) Series A
    5.75% 4/1/29 (AMBAC)                            2,000,000     2,179,460
                                                                 ----------
                                                                  3,201,240
                                                                 ----------
Hospital Revenue Bonds - 19.88%
  Escambia County Health Facilities
    Authority (Florida Health Care
    Facilities) (VHA Program)
    5.95% 7/1/20 (AMBAC)                            4,500,000     4,962,824
  Highlands County Health Facilities
    Authority (Adventist Health
    System/Sunbelt) Series A
    6.00% 11/15/31                                  1,000,000     1,055,670
  Indian River County Hospital District
    (Indian River Memorial Hospital)
    6.10% 10/1/18 (FSA)                             3,000,000     3,434,010
  Lee Memorial Health Systems
    Series A 5.00% 4/1/18 (FSA)                     1,250,000     1,325,363
  Orange County, Florida Health
    Facilities Authority Revenue
    (Adventist Health System)
    5.625% 11/15/32                                 3,965,000     4,029,273
  Palm Beach County Health Facilities
    Authority Revenue Refunding
    Hospital (Boca Raton Community
    Hospital) 5.625% 12/1/31                        2,000,000     2,043,500
  South Broward Hospital District
    Revenue (Memorial Healthcare
    System) 5.625% 5/1/32                           2,500,000     2,583,925

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  Tallahassee Health Facilities
    (Tallahassee Memorial Regional
    Medical Center) Series B
    6.00% 12/1/15 (MBIA)                           $2,500,000    $2,559,900
                                                                 ----------
                                                                 21,994,465
                                                                 ----------
Multi Family Housing Revenue Bonds - 25.20%
  Florida Housing Finance Agency
    (Spinnaker Cove Apartments)
    Series G LOC First Union National
    Bank of North Carolina
    6.50% 7/1/36 (AMBAC)(AMT)                         500,000       528,240
  Florida Housing Finance Agency
    (Crossings Indian Run Apartments
    HUD) Series V LOC First Union
    National Bank of North Carolina
    6.10% 12/1/26 (AMBAC)(AMT)                        750,000       788,168
  Florida Housing Finance Agency
    (Landings at Sea Forest Apartments)
    Series T LOC First Union National
    Bank of North Carolina
    5.85% 12/1/18 (AMBAC)(FHA)(AMT)                   445,000       469,880
    6.05% 12/1/36 (AMBAC)(FHA)(AMT)                   700,000       730,912
  Florida Housing Finance Agency
    (Leigh Meadows Apartments
    Section 8) Series N LOC
    First Union National
    Bank of North Carolina
    6.20% 9/1/26 (AMBAC)(AMT)                       2,765,000     2,910,107
  Florida Housing Finance Agency
    (Mariner Club Apartments) Series K-1
    6.25% 9/1/26 (AMBAC)(AMT)                       2,000,000     2,107,860
    6.375% 9/1/36 (AMBAC)(AMT)                      3,500,000     3,691,310
  Florida Housing Finance Agency
    (Riverfront Apartments Section 8)
    Series A 6.25% 4/1/37
    (AMBAC)(AMT)                                    1,000,000     1,059,730
  Florida Housing Finance Agency
    (Sterling Palms Apartments)
    Series D-1 LOC First Union
    National Bank of North Carolina
    6.30% 12/1/16 (AMBAC)(AMT)                      1,000,000     1,060,550
    6.40% 12/1/26 (AMBAC)(AMT)                      1,500,000     1,583,265
    6.50% 6/1/36 (AMBAC)(AMT)                       6,540,000     6,904,212
  Florida Housing Finance Agency
    (Woodbridge Apartments) Series L
    6.25% 6/1/36 (AMBAC)(AMT)                       2,000,000     2,106,600
  Florida Housing Finance Agency
    (Woodbridge Apartments)
    Series L LOC First Union National
    Bank of North Carolina
    6.15% 12/1/26 (AMBAC)(AMT)                      1,750,000     1,842,645

Statements                                Delaware Tax-Free Florida Insured Fund
  OF NET ASSETS (CONTINUED)


                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multi Family Housing Revenue Bonds (continued)
  Florida State Housing Finance
    Agency (Leigh Meadows
    Apartments Section 8) Series N
    6.30% 9/1/36 (AMBAC)(AMT)                      $2,000,000    $2,105,160
                                                                -----------
                                                                 27,888,639
                                                                -----------
Municipal Lease Revenue Bonds - 8.16%
  Brevard County, Florida School Board
    Certificate Participation
    4.75% 7/1/22 (AMBAC)                            1,500,000     1,519,680
  Osceola County Florida School Board
    Series A 5.25% 6/1/27 (AMBAC)                   4,000,000     4,193,400
  Palm Beach County Florida School
    Board Series D 5.00% 8/1/28 (FSA)               3,250,000     3,316,235
                                                                -----------
                                                                  9,029,315
                                                                -----------
*Pre-Refunded Bonds - 7.26%
  Miramar Wastewater
    Improvement Assessment
    6.75% 10/1/25-04 (FGIC)                         2,425,000     2,663,790
  Port St. Lucie Florida Utility Revenue
    6.00% 9/1/24-04 (FGIC)                          5,000,000     5,365,550
                                                                -----------
                                                                  8,029,340
                                                                -----------
Public Power Revenue Bonds - 1.85%
  Florida State Municipal Power Agency
    Revenue (Stanton II Project)
    5.00% 10/1/26 (AMBAC)                           2,000,000     2,048,140
                                                                -----------
                                                                  2,048,140
                                                                -----------
Tax Increment/Special Assessment Bonds - 1.72%
  Julinton Creek Plantation Community
    Development District Special
    Assessment 5.00% 5/1/29 (MBIA)                    500,000       509,355
  Osceola County Celebration
    Community Development District
    Assessment 6.10% 5/1/16 (MBIA)                    585,000       623,165
  Osceola County Enterprise
    Community Development District
    Special Assessment
    6.10% 5/1/16 (MBIA)                               720,000       766,973
                                                                -----------
                                                                  1,899,493
                                                                -----------
Territorial General Obligation Bonds - 4.05%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.125% 7/1/30 (FSA)                             1,500,000     1,562,070
  Puerto Rico Commonwealth
    Refunding Public Improvements
    Series A 5.50% 7/1/19 (MBIA)                    2,500,000     2,915,350
                                                                -----------
                                                                  4,477,420
                                                                -----------

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Territorial Revenue Bonds - 5.08%
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    Transportation Revenue Series D
    5.25% 7/1/38                                   $5,500,000    $5,615,665
                                                                -----------
                                                                  5,615,665
                                                                -----------
Turnpike/Toll Road Revenue Bonds - 1.38%
  Tampa-Hillsborough County
    Expressway Authority
    5.00% 7/1/35 (FGIC)                             1,500,000     1,529,280
                                                                -----------
                                                                  1,529,280
                                                                -----------
Water & Sewer Revenue Bonds - 2.96%
  JEA, Florida Water and Sewer
    Systems Revenue Series A
    5.375% 10/1/30 (MBIA)                           2,000,000     2,053,740
  Tampa Water and Sewer Revenue
    6.00% 10/1/16 (FSA)                             1,000,000     1,218,100
                                                                -----------
                                                                  3,271,840
                                                                -----------
Total Municipal Bonds
  (cost $102,586,363)                                           110,182,629
                                                                -----------

Total Market Value of Securities - 99.59%
  (cost $102,586,363)                                           110,182,629
Receivables and Other Assets
  Net of Liabilities - 0.41%                                        453,576
                                                               ------------
Net Assets Applicable to 9,697,051
  Shares Outstanding - 100.00%                                 $110,636,205
                                                               ============

Net Asset Value - Delaware Tax-Free
  Florida Insured Fund Class A
  ($103,986,053/9,114,421 Shares)                                    $11.41
                                                                     ------
Net Asset Value - Delaware Tax-Free
  Florida Insured Fund Class B
  ($6,006,571/526,242 Shares)                                        $11.41
                                                                     ------
Net Asset Value - Delaware Tax-Free
  Florida Insured Fund Class C
  ($643,581/56,388 Shares)                                           $11.41
                                                                     ------

Statements                                Delaware Tax-Free Florida Insured Fund
  OF NET ASSETS (CONTINUED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                           $108,202,158
Accumulated net realized loss on investments                     (5,162,219)
Net unrealized appreciation of investments                        7,596,266
                                                               ------------
Total net assets                                               $110,636,205
                                                               ============

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
FSA - Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

+An inverse floater bond is a type of bond with variable or floating interest rates that move in the opposite direction of short-term rates. Interest rate disclosed is in effect as of February 28, 2003.

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Florida Insured Fund
Net asset value Class A (A)                                          $11.41
Sales charge (4.50% of offering price,
  or 4.73% of amount invested per share)(B)                            0.54
                                                                     ------
Offering price                                                       $11.95
                                                                     ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

                                                 Delaware Tax-Free New York Fund
Statements                                       February 28, 2003 (Unaudited)
  OF NET ASSETS (CONTINUED)

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 102.91%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 6.12%
  New York City Industrial
    Development (JFK AIRIS Project)
    5.50% 7/1/28 (AMT)                             $  500,000    $  478,825
  Onondaga County, New York
    Industrial Development Authority
    Revenue Subordinated (Air Cargo
    Project) 7.25% 1/1/32 (AMT)                       500,000       503,035
                                                                 ----------
                                                                    981,860
                                                                 ----------
City General Obligation Bonds - 2.86%
  New York City Series C
    5.375% 11/15/27                                   450,000       459,027
                                                                 ----------
                                                                    459,027
                                                                 ----------
Dedicated Tax & Fees Revenue Bonds - 9.52%
  New York State Dormitory Authority
    Revenue (State Personal Income
    Tax) Series A 5.00% 3/15/32                     1,000,000     1,011,400
  Schenectady, New York Metroplex
    Development Authority Revenue
    Series A 5.375% 12/15/21                          500,000       516,105
                                                                 ----------
                                                                  1,527,505
                                                                 ----------
Higher Education Revenue Bonds - 24.87%
  Albany, New York Industrial
    Development Agency Facilities
    (Albany Law School Project)
    Series A 5.75% 10/1/30 (RADIAN)                   300,000       321,981
  Amherst, New York Industrial Agency
    Civic Facilities Revenue
    (UBF Faculty Student Housing)
    Series A 5.75% 8/1/30 (AMBAC)                     200,000       223,088
  Dutchess County Industrial
    Development Agency
    (Marist College) 5.00% 7/1/20                   1,000,000       982,870
  New York State Dormitory Authority
    Revenue (Columbia University)
    Series A 5.00% 7/1/23                           1,000,000     1,037,150
  New York State Dormitory Authority
    Revenue (Pratt Institute)
    6.00% 7/1/20 (RADIAN)                             500,000       571,150
  New York State Dormitory Authority
    Revenue (State University)
    7.50% 5/15/11                                     270,000       332,918
  Onondaga County Industrial
    Development Agency Series A
    (Le Moyne College)
    5.625% 12/1/21                                    500,000       524,445
                                                                 ----------
                                                                  3,993,602
                                                                 ----------
Hospital Revenue Bonds - 7.53%
  New York State Dormitory Authority
    Revenue (Chapel Oaks) LOC Allied
    Irish Bank 5.45% 7/1/26                           450,000       461,480
  New York State Dormitory Authority
    Revenue (Mental Health) Series D
    5.90% 2/15/12                                     250,000       282,200

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  New York State Dormitory Authority
    Revenue (Millard Fillmore Hospital)
    5.375% 2/1/32 (AMBAC) (FHA)                    $  450,000    $  465,021
                                                                 ----------
                                                                  1,208,701
                                                                 ----------
Investor Owned Utilities Revenue Bonds - 5.97%
  New York City Industrial Development
    Agency (Brooklyn Navy Yard Cogen
    Partners) 5.75% 10/1/36 (AMT)                     450,000       430,236
  New York State Energy Research &
    Development Authority Pollution
    Control Revenue (Central Hudson
    Gas) 5.45% 8/1/27 (AMBAC)                         500,000       527,650
                                                                 ----------
                                                                    957,886
                                                                 ----------
Municipal Lease Revenue Bonds - 3.17%
  Albany, New York Industrial
    Development Agency Civic Facility
    Revenue (Charitable Leadership
    Project) Series A 5.75% 7/1/26                    500,000       508,335
                                                                 ----------
                                                                    508,335
                                                                 ----------
Parking Revenue Bonds - 3.22%
  Albany, New York Parking Authority
    Revenue 5.625% 7/15/25                            500,000       516,145
                                                                 ----------
                                                                    516,145
                                                                 ----------
*Pre-Refunded Bonds - 12.04%
  Metropolitan Transportation
    Authority New York Dedicated Tax
    Series A 6.125% 4/1/17-10 (FGIC)                1,000,000     1,202,860
  New York State Dormitory Authority
    Revenue (State University)
    7.50% 5/15/11-09,10                               130,000       167,553
  New York State Thruway Authority
    Service Contract Revenue Local
    Highway & Bridge 6.25% 4/1/14-05                  500,000       562,810
                                                                 ----------
                                                                  1,933,223
                                                                 ----------
Single Family Housing Revenue Bonds - 6.82%
  New York State Mortgage Agency
    Revenue Homeowner Mortgage
    Series 88 6.25% 4/1/30 (AMT)                      995,000     1,094,550
                                                                 ----------
                                                                  1,094,550
                                                                 ----------
Territorial Revenue Bonds - 12.77%
  Puerto Rico Commonwealth Highway
    & Transportation Authority
    Highway Revenue Series Y
    5.50% 7/1/36                                      475,000       505,182
  Puerto Rico Electric Power Authority
    Power Revenue Series II
    5.25% 7/1/31                                      500,000       515,055
  Puerto Rico Public Buildings Authority
    Guaranteed Education & Health
    Facilities Series M 5.75% 7/1/15                1,000,000     1,029,250
                                                                 ----------
                                                                  2,049,487
                                                                 ----------

Statements                                       Delaware Tax-Free New York Fund
  OF NET ASSETS (CONTINUED)

                                                    Principal      Market
                                                     Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Transportation Revenue Bonds - 4.04%
  New York Metropolitan
    Transportation Authority Revenue
    Series A 5.125% 11/15/31                        $  640,000    $   648,262
                                                                  -----------
                                                                      648,262
                                                                  -----------
Water & Sewer Revenue Bonds - 3.98%
  New York City, New York Municipal
    Water Finance Authority Water &
    Sewer System Revenue Series A
    5.125% 6/15/34                                     625,000        639,481
                                                                  -----------
                                                                      639,481
                                                                  -----------
Total Municipal Bonds
  (cost $15,602,931)                                               16,518,064
                                                                  -----------

Total Market Value of Securities - 102.91%
  (cost $15,602,931)                                               16,518,064
Liabilities Net of Receivables and
  Other Assets - (2.91%)                                             (467,717)
                                                                  -----------
Net Assets Applicable to 1,539,948
  Shares Outstanding - 100.00%                                    $16,050,347
                                                                  ===========

Net Asset Value - Delaware Tax-Free
  New York Fund Class A
  ($11,429,373/1,096,052 Shares)                                      $10.43
                                                                      ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class B
  ($3,403,491/326,919 Shares)                                         $10.41
                                                                      ------
Net Asset Value - Delaware Tax-Free
  New York Fund Class C
  ($1,217,483/116,977 Shares)                                         $10.41
                                                                      ------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Components of Net Assets at February 28, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                             $15,535,309
Distributions in excess of net investment income                        (655)
Accumulated net realized loss on investments                        (399,440)
Net unrealized appreciation of investments                           915,133
                                                                 -----------
Total net assets                                                 $16,050,347
                                                                 ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
LOC - Letter of Credit
RADIAN - Insured by Radian Asset Assurance

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free New York Fund
Net asset value Class A (A)                                          $10.43
Sales charge (4.50% of offering price,
  or 4.70% of amount invested per share)(B)                            0.49
                                                                     ------
Offering price                                                       $10.92
                                                                     ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes


Statements                                                                             Period Ended February 28, 2003 (Unaudited)
  OF OPERATIONS



                                                                        Delaware               Delaware               Delaware
                                                                        Tax-Free               Tax-Free               Tax-Free
                                                                      Florida Fund       Florida Insured Fund        New York Fund
Investment Income:
  Interest                                                              $436,007              $3,014,380               $394,859
                                                                        --------              ----------               --------

Expenses:
  Management fees                                                         44,689                 274,062                 41,335
  Distribution expenses-- Class A                                         12,690                 129,589                 13,188
  Distribution expenses-- Class B                                         26,385                  26,690                 16,704
  Distribution expenses-- Class C                                          4,048                   2,938                  5,712
  Dividend disbursing and transfer agent fees and expenses                 6,892                  40,122                  7,946
  Accounting and administration expenses                                   3,586                  25,200                  3,199
  Professional fees                                                        3,046                  21,681                  2,204
  Reports and statements to shareholders                                   2,690                  15,930                  2,190
  Custodian fees                                                             826                   3,166                    717
  Trustees' fees                                                             720                   1,875                    527
  Registration fees                                                          150                   1,200                  1,990
  Other                                                                    1,725                  13,202                  1,782
                                                                        --------              ----------               --------
                                                                         107,447                 555,655                 97,494
                                                                        --------              ----------               --------
  Less expenses absorbed or waived                                       (22,772)                (36,838)               (42,358)
  Less expenses paid indirectly                                             (949)                 (3,291)                  (778)
                                                                        --------              ----------               --------
  Total expenses                                                          83,726                 515,526                 54,358
                                                                        --------              ----------               --------
Net Investment Income                                                    352,281               2,498,854                340,501
                                                                        --------              ----------               --------

Net Realized and Unrealized Gain on Investments:
  Net realized gain on investments                                        38,944                 408,883                 78,158
  Net change in unrealized appreciation/depreciation of investments      126,647                 361,204                 73,357
                                                                        --------              ----------               --------
Net Realized and Unrealized Gain on Investments                          165,591                 770,087                151,515
                                                                        --------              ----------               --------

Net Increase in Net Assets Resulting from Operations                    $517,872              $3,268,941               $492,016
                                                                        ========              ==========               ========



See accompanying notes

Statements
  OF CHANGES IN NET ASSETS


                                                           Delaware Tax-Free       Delaware Tax-Free         Delaware Tax-Free
                                                             Florida Fund         Florida Insured Fund         New York Fund

                                                      Period Ended  Year Ended  Period Ended  Year Ended  Period Ended   Year Ended
                                                         2/28/03      8/31/02     2/28/03       8/31/02     2/28/03       8/31/02
                                                       (Unaudited)              (Unaudited)               (Unaudited)
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                $   352,281  $   711,610 $  2,498,854  $  5,242,579 $   340,501  $   661,650
  Net realized gain on investments                          38,944      182,704      408,883       766,040      78,158       51,624
  Net change in unrealized
    appreciation/depreciation of investments               126,647       50,716      361,204       255,033      73,357      (50,467)
                                                       -----------  ----------- ------------  ------------ -----------  -----------
  Net increase in net assets resulting from operations     517,872      945,030    3,268,941     6,263,652     492,016      662,807
                                                       -----------  ----------- ------------  ------------ -----------  -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
    Class A                                               (234,617)    (501,105)  (2,384,793)   (5,037,013)   (250,593)    (494,892)
    Class B                                               (102,002)    (187,869)    (102,751)     (194,236)    (66,983)    (118,158)
    Class C                                                (15,662)     (22,636)     (11,310)      (11,330)    (22,925)     (48,600)
                                                       -----------  ----------- ------------  ------------ -----------  -----------
                                                          (352,281)    (711,610)  (2,498,854)   (5,242,579)   (340,501)    (661,650)
                                                       -----------  ----------- ------------  ------------ -----------  -----------

Capital Share Transactions:
  Proceeds from shares sold:
    Class A                                                749,908    1,408,493    2,769,234     6,986,446   2,097,948      965,399
    Class B                                                440,016    1,066,869    1,200,616       969,051      62,094      937,942
    Class C                                                633,316      200,000      108,170       500,099      70,548       68,645

  Net asset value of shares issued upon reinvestment
    of dividends and distributions:
    Class A                                                 92,601      184,329      810,137     1,711,943     182,091      313,811
    Class B                                                 36,173       73,100       45,704        80,923      27,354       49,223
    Class C                                                  4,891        9,025        8,647         8,714      22,652       45,482
                                                       -----------  ----------- ------------  ------------ -----------  -----------
                                                         1,956,905    2,941,816    4,942,508    10,257,176   2,462,687    2,380,502
                                                       -----------  ----------- ------------  ------------ -----------  -----------
  Cost of shares repurchased:
    Class A                                             (1,227,945)  (2,023,575)  (6,086,600)  (11,258,670)   (455,175)  (1,948,355)
    Class B                                               (190,156)    (756,732)    (508,472)     (883,500)    (64,927)    (156,584)
    Class C                                                 (1,200)      (5,800)     (37,915)      (11,382)         --     (203,370)
                                                       -----------  ----------- ------------  ------------ -----------  -----------
                                                        (1,419,301)  (2,786,107)  (6,632,987)  (12,153,552)   (520,102)  (2,308,309)
                                                       -----------  ----------- ------------  ------------ -----------  -----------
Increase (decrease) in net assets derived
  from capital share transactions                          537,604      155,709   (1,690,479)   (1,896,376)  1,942,585       72,193
                                                       -----------  ----------- ------------  ------------ -----------  -----------
Net Increase (Decrease) in Net Assets:                     703,195      389,129     (920,392)     (875,303)  2,094,100       73,350

Net Assets:
  Beginning of Period                                   16,306,497   15,917,368  111,556,597   112,431,900  13,956,247   13,882,897
                                                       -----------  ----------- ------------  ------------ -----------  -----------
  End of Period                                        $17,009,692  $16,306,497 $110,636,205  $111,556,597 $16,050,347  $13,956,247
                                                       ===========  =========== ============  ============ ===========  ===========

See accompanying notes

Financial
  HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Delaware Tax-Free Florida Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                     Year                 Eight Months    Year
                                                            Ended                      Ended                   Ended        Ended
                                                          2/28/03(1)  8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $11.030     $10.870   $10.420  $10.530  $11.230     $11.020     $10.520

Income (loss) from investment operations:
Net investment income                                         0.253       0.514     0.513    0.518    0.532       0.374       0.591
Net realized and unrealized gain (loss) on investments        0.100       0.160     0.450   (0.110)  (0.688)      0.215       0.523
                                                            -------     -------   -------  -------  -------     -------     -------
Total from investment operations                              0.353       0.674     0.963    0.408   (0.156)      0.589       1.114
                                                            -------     -------   -------  -------  -------     -------     -------

Less dividends and distributions from:
Net investment income                                        (0.253)     (0.514)   (0.513)  (0.518)  (0.532)     (0.374)     (0.594)
Net realized gain on investments                                 --          --        --       --   (0.012)     (0.005)     (0.020)
                                                            -------     -------   -------  -------  -------     -------     -------
Total dividends and distributions                            (0.253)     (0.514)   (0.513)  (0.518)  (0.544)     (0.379)     (0.614)
                                                            -------     -------   -------  -------  -------     -------     -------

Net asset value, end of period                              $11.130     $11.030   $10.870  $10.420  $10.530     $11.230     $11.020
                                                            =======     =======   =======  =======  =======     =======     =======

Total return(4)                                               3.25%       6.42%     9.48%    4.11%   (1.50%)      5.44%      10.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $10,181     $10,464   $10,747   $8,711  $11,406      $9,988      $7,506
Ratio of expenses to average net assets(5)                    0.75%       0.75%     0.75%    0.75%    0.62%       0.55%       0.56%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.04%       1.06%     0.97%    1.10%    1.16%       1.10%       1.11%
Ratio of net investment income to average net assets          4.62%       4.78%     4.84%    5.11%    4.81%       4.92%       5.53%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    4.33%       4.47%     4.62%    4.76%    4.27%       4.37%       4.98%
Portfolio turnover                                              45%         57%       40%      64%      30%         20%         19%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratios for the periods ended February 28, 2003 and August 31,
    2002, including fees paid indirectly in accordance with Securities and Exchange Commission, were 0.76%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Florida Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                    Year                Eight Months     Year
                                                            Ended                     Ended                   Ended       Ended
                                                          2/28/03(1) 8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $11.040    $10.890   $10.430  $10.540  $11.240     $11.030      $10.530

Income (loss) from investment operations:
Net investment income                                         0.212      0.433     0.434    0.443    0.449       0.318        0.527
Net realized and unrealized gain (loss) on investments        0.110      0.150     0.460   (0.110)  (0.688)      0.215        0.531
                                                            -------    -------   -------  -------  -------     -------      -------
Total from investment operations                              0.322      0.583     0.894    0.333   (0.239)      0.533        1.058
                                                            -------    -------   -------  -------  -------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.212)    (0.433)   (0.434)  (0.443)  (0.449)     (0.318)      (0.538)
Net realized gain on investments                                 --         --        --       --   (0.012)     (0.005)      (0.020)
                                                            -------    -------   -------  -------  -------     -------      -------
Total dividends and distributions                            (0.212)    (0.433)   (0.434)  (0.443)  (0.461)     (0.323)      (0.558)
                                                            -------    -------   -------  -------  -------     -------      -------

Net asset value, end of period                              $11.150    $11.040   $10.890  $10.430  $10.540     $11.240      $11.030
                                                            =======    =======   =======  =======  =======     =======      =======

Total return(4)                                               2.95%      5.52%     8.76%    3.34%   (2.24%)      4.91%       10.35%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $ 5,447     $5,110    $4,655   $4,045   $4,468      $3,368       $2,685
Ratio of expenses to average net assets(5)                    1.50%      1.50%     1.50%    1.50%    1.37%       1.30%        1.10%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.79%      1.81%     1.72%    1.85%    1.91%       1.85%        1.65%
Ratio of net investment income to average net assets          3.87%      4.03%     4.09%    4.36%    4.06%       4.17%        4.99%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.58%      3.72%     3.87%    4.01%    3.52%       3.62%        4.44%
Portfolio turnover                                              45%        57%       40%      64%      30%         20%          19%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratios for the periods ended February 28, 2003 and August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission, were 1.51%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Florida Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                    Year                Eight Months     Year
                                                            Ended                     Ended                   Ended       Ended
                                                          2/28/03(1) 8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $11.040    $10.880   $10.420  $10.530  $11.240     $11.020      $10.520

Income (loss) from investment operations:
Net investment income                                         0.212      0.433     0.434    0.446    0.449       0.318        0.511
Net realized and unrealized gain (loss) on investments        0.110      0.160     0.460   (0.110)  (0.698)      0.225        0.521
                                                            -------    -------   -------  -------  -------     -------      -------
Total from investment operations                              0.322      0.593     0.894    0.336   (0.249)      0.543        1.032
                                                            -------    -------   -------  -------  -------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.212)    (0.433)   (0.434)  (0.446)  (0.449)     (0.318)      (0.512)
Net realized gain on investments                                 --         --        --       --   (0.012)     (0.005)      (0.020)
                                                            -------    -------   -------  -------  -------     -------      -------
Total dividends and distributions                            (0.212)    (0.433)   (0.434) (0.446)   (0.461)     (0.323)      (0.532)
                                                            -------    -------   -------  -------  -------     -------      -------

Net asset value, end of period                              $11.150    $11.040   $10.880  $10.420  $10.530     $11.240      $11.020
                                                            =======    =======   =======  =======  =======     =======      =======

Total return(4)                                               2.95%      5.63%     8.79%    3.38%   (2.33%)      5.01%       10.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $ 1,382    $   732   $   516  $   433  $   722        $554         $133
Ratio of expenses to average net assets(5)                    1.50%      1.50%     1.50%    1.50%    1.37%       1.30%        1.31%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.79%      1.81%     1.72%    1.85%    1.91%       1.85%        1.86%
Ratio of net investment income to average net assets          3.87%      4.03%     4.09%    4.36%    4.06%       4.17%        4.78%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.58%      3.72%     3.87%    4.01%    3.52%       3.62%        4.23%
Portfolio turnover                                              45%        57%       40%      64%      30%         20%          19%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratios for the periods ended February 28, 2003 and August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission, were 1.51%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Florida Insured Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                    Year                Eight Months     Year
                                                            Ended                     Ended                   Ended       Ended
                                                          2/28/03(1) 8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                       $ 11.330   $ 11.230  $ 10.770 $ 10.750 $ 11.370    $ 11.240      $10.710

Income (loss) from investment operations:
Net investment income                                         0.258      0.532     0.527    0.525    0.537       0.355        0.548
Net realized and unrealized gain (loss) on investments        0.080      0.100     0.460    0.020   (0.620)      0.130        0.536
                                                           --------   --------  -------- -------- --------    --------      -------
Total from investment operations                              0.338      0.632     0.987    0.545   (0.083)      0.485        1.084
                                                           --------   --------  -------- -------- --------    --------      -------

Less dividends and distributions from:
Net investment income                                        (0.258)    (0.532)   (0.527)  (0.525)  (0.537)     (0.355)      (0.554)
                                                           --------   --------  -------- -------- --------    --------      -------
Total dividends and distributions                            (0.258)    (0.532)   (0.527)  (0.525)  (0.537)     (0.355)      (0.554)
                                                           --------   --------  -------- -------- --------    --------      -------

Net asset value, end of period                             $ 11.410   $ 11.330  $ 11.230 $ 10.770 $ 10.750    $ 11.370      $11.240
                                                           ========   ========  ======== ======== ========    ========      =======

Total return(4)                                               3.03%      5.83%     9.39%    5.29%   (0.83%)      4.38%       10.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                    $103,986   $105,773  $107,365 $110,708 $125,838    $146,659     $162,097
Ratio of expenses to average net assets                       0.90%      0.90%     0.90%    0.91%    0.85%       0.87%        0.79%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    0.97%      0.99%     0.97%    1.01%    0.85%       1.05%        0.85%
Ratio of net investment income to average net assets          4.60%      4.80%     4.81%    4.98%    4.77%       4.72%        5.07%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    4.53%      4.71%     4.74%    4.88%    4.77%       4.54%        5.01%
Portfolio turnover                                              40%        46%       12%      56%      25%         13%          15%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                        Delaware Tax-Free Florida Insured Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                    Year                Eight Months     Year
                                                            Ended                     Ended                   Ended       Ended
                                                          2/28/03(1) 8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $11.330    $11.230   $10.770  $10.750  $11.370     $11.230      $10.710

Income (loss) from investment operations:
Net investment income                                         0.216      0.445     0.443    0.448    0.452       0.299        0.477
Net realized and unrealized gain (loss) on investments        0.080      0.100     0.460    0.016   (0.620)      0.139        0.523
                                                            -------    -------   -------  -------  -------     -------      -------
Total from investment operations                              0.296      0.545     0.903    0.464   (0.168)      0.438        1.000
                                                            -------    -------   -------  -------  -------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.216)    (0.445)   (0.443)  (0.444)  (0.452)     (0.298)      (0.480)
                                                            -------    -------   -------  -------  -------     -------      -------
Total dividends and distributions                            (0.216)    (0.445)   (0.443)  (0.444)  (0.452)     (0.298)      (0.480)
                                                            -------    -------   -------  -------  -------     -------      -------

Net asset value, end of period                              $11.410    $11.330   $11.230  $10.770  $10.750     $11.370      $11.230
                                                            =======    =======   =======  =======  =======     =======      =======

Total return(4)                                               2.65%      5.01%     8.56%    4.50%   (1.58%)      3.95%        9.58%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $ 6,006    $ 5,223   $ 5,014  $ 5,272  $ 4,799      $4,202       $3,943
Ratio of expenses to average net assets                       1.65%      1.65%     1.65%    1.66%    1.60%       1.62%        1.46%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.72%      1.74%     1.72%    1.76%    1.60%       1.80%        1.52%
Ratio of net investment income to average net assets          3.85%      4.05%     4.06%    4.23%    4.02%       3.97%        4.40%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.78%      3.96%     3.99%    4.13%    4.02%       3.79%        4.34%
Portfolio turnover                                              40%        46%       12%      56%      25%         13%          15%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                 Delaware Tax-Free Florida Insured Fund Class C
------------------------------------------------------------------------------------------------------------------------
                                                            Period                                           1/8/99(1,3)
                                                             Ended                   Year Ended                  to
                                                           2/28/03(1)       8/31/02(2) 8/31/01  8/31/00        8/31/99
                                                          (Unaudited)
Net asset value, beginning of period                        $11.330          $11.240   $10.780  $10.760        $11.370

Income (loss) from investment operations:
Net investment income                                         0.216            0.447     0.443    0.454          0.286
Net realized and unrealized gain (loss) on investments        0.080            0.090     0.460    0.010         (0.610)
                                                            -------          -------   -------  -------        -------
Total from investment operations                              0.296            0.537     0.903    0.464         (0.324)
                                                            -------          -------   -------  -------        -------

Less dividends and distributions from:
Net investment income                                        (0.216)          (0.447)   (0.443)  (0.444)        (0.286)
                                                            -------          -------   -------  -------        -------
Total dividends and distributions                            (0.216)          (0.447)   (0.443)  (0.444)        (0.286)
                                                            -------          -------   -------  -------        -------

Net asset value, end of period                              $11.410          $11.330   $11.240  $10.780        $10.760
                                                            =======          =======   =======  =======        =======

Total return(3)                                               2.65%            4.93%     8.45%    4.49%         (2.91%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $   644          $   560   $    53  $    51        $   107
Ratio of expenses to average net assets                       1.65%            1.65%     1.65%    1.66%          1.60%
Ratio of expenses to average net assets prior
  to expense limitation and expenses paid indirectly          1.72%            1.74%     1.72%    1.76%          1.60%
Ratio of net investment income to average net assets          3.85%            4.05%     4.06%    4.23%          4.02%
Ratio of net investment income to average net assets prior
  to expense limitation and expenses paid indirectly          3.78%            3.96%     3.99%    4.13%          4.02%
Portfolio turnover                                              40%              46%       12%      56%            25%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Shares of Delaware Investments Tax-Free Florida Insured Fund Class C were initially offered on September 29, 1997. On or about September 29, 1997, Class C sold shares, which were subsequently repurchased on December 18, 1997. There were no shares sold or outstanding from December 19, 1997 through January 7, 1999. Shareholder data for Class C for the period September 29, 1997 through December 18, 1997 are not disclosed because Management does not believe them to be meaningful.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free New York Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                           Period                    Year                 Eight Months     Year
                                                           Ended                     Ended                   Ended         Ended
                                                         2/28/03(1) 8/31/02(2)   8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $10.340    $10.350   $ 9.820  $ 9.880  $10.670     $10.640      $10.690

Income (loss) from investment operations:
Net investment income                                         0.244      0.503     0.523    0.535    0.523       0.362        0.603
Net realized and unrealized gain (loss) on investments        0.090     (0.010)    0.530   (0.060)  (0.766)      0.040        0.128
                                                            -------    -------   -------  -------  -------     -------      -------
Total from investment operations                              0.334      0.493     1.053    0.475   (0.243)      0.402        0.731
                                                            -------    -------   -------  -------  -------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.244)    (0.503)   (0.523)  (0.535)  (0.523)     (0.362)      (0.606)
Net realized gain on investments                                 --         --        --       --   (0.024)     (0.010)      (0.175)
                                                            -------    -------   -------  -------  -------     -------      -------
Total dividends and distributions                            (0.244)    (0.503)   (0.523)  (0.535)  (0.547)     (0.372)      (0.781)
                                                            -------    -------   -------  -------  -------     -------      -------

Net asset value, end of period                              $10.430    $10.340   $10.350  $ 9.820  $9.880      $10.670      $10.640
                                                            =======    =======   =======  =======  ======      =======      =======

Total return(4)                                               3.28%      4.98%    11.03%    5.09%   (2.44%)      3.85%        7.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                     $11,429     $9,490   $10,169  $10,082  $10,580      $9,978       $9,563
Ratio of expenses to average net assets(5)                    0.50%      0.50%     0.50%    0.50%    0.66%       1.00%        1.00%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.07%      1.15%     1.02%    1.25%    1.19%       1.15%        1.39%
Ratio of net investment income to average net assets          4.75%      4.98%     5.23%    5.58%    4.99%       5.12%        5.66%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    4.18%      4.33%     4.71%    4.83%    4.46%       4.97%        5.27%
Portfolio turnover                                              36%        43%       27%      34%      21%         21%          30%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratios for the period ended February 28, 2003 and August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission, were 0.51%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free New York Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                    Year                Eight Months     Year
                                                            Ended                     Ended                   Ended       Ended
                                                          2/28/03(1) 8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $10.330    $10.330    $9.810   $9.860  $10.650     $10.610      $10.650

Income (loss) from investment operations:
Net investment income                                         0.205      0.426     0.448    0.462    0.445       0.311        0.524
Net realized and unrealized gain (loss) on investments        0.080         --     0.520   (0.050)  (0.766)      0.049        0.136
                                                            -------    -------   -------   ------   ------     -------      -------
Total from investment operations                              0.285      0.426     0.968    0.412   (0.321)      0.360        0.660
                                                            -------    -------   -------   ------   ------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.205)    (0.426)   (0.448)  (0.462)  (0.445)     (0.310)      (0.525)
Net realized gain on investments                                 --         --        --       --   (0.024)     (0.010)      (0.175)
                                                            -------    -------   -------   ------   ------     -------      -------
Total dividends and distributions                            (0.205)    (0.426)   (0.448)  (0.462)  (0.469)     (0.320)      (0.700)
                                                            -------    -------   -------   ------   ------     -------      -------

Net asset value, end of period                              $10.410    $10.330   $10.330   $9.810   $9.860     $10.650      $10.610
                                                            =======    =======   =======   ======   ======     =======      =======

Total return(4)                                               2.80%      4.30%    10.12%    4.41%   (3.18%)      3.44%        6.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $3,404     $3,352    $2,507   $1,297   $1,435        $469         $167
Ratio of expenses to average net assets(5)                    1.25%      1.25%     1.25%    1.25%    1.41%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.82%      1.90%     1.77%    2.00%    1.94%       1.90%        2.14%
Ratio of net investment income to average net assets          4.00%      4.23%     4.48%    4.83%    4.24%       4.37%        4.91%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.43%      3.58%     3.96%    4.08%    3.71%       4.22%        4.52%
Portfolio turnover                                              36%        43%       27%      34%      21%         21%          30%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratios for the period ended February 28, 2003 and August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission, were 1.26%.

See accompanying notes

Financial
  HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Delaware Tax-Free New York Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                            Period                    Year                Eight Months     Year
                                                            Ended                     Ended                   Ended       Ended
                                                          2/28/03(1) 8/31/02(2)  8/31/01  8/31/00  8/31/99  8/31/98(1)  12/31/97(3)
                                                         (Unaudited)

Net asset value, beginning of period                        $10.320    $10.330    $9.800   $9.860  $10.640     $10.610      $10.660

Income (loss) from investment operations:
Net investment income                                         0.205      0.426     0.449    0.462    0.445       0.308        0.522
Net realized and unrealized gain (loss) on investments        0.090     (0.010)    0.530   (0.060)  (0.756)      0.042        0.128
                                                            -------    -------   -------   ------   ------     -------      -------
Total from investment operations                              0.295      0.416     0.979    0.402   (0.311)      0.350        0.650
                                                            -------    -------   -------   ------   ------     -------      -------

Less dividends and distributions from:
Net investment income                                        (0.205)    (0.426)   (0.449)  (0.462)  (0.445)     (0.310)      (0.525)
Net realized gain on investments                                 --         --        --       --   (0.024)     (0.010)      (0.175)
                                                            -------    -------   -------   ------   ------     -------      -------
Total dividends and distributions                            (0.205)    (0.426)   (0.449)  (0.462)  (0.469)     (0.320)      (0.700)
                                                            -------    -------   -------   ------   ------     -------      -------

Net asset value, end of period                              $10.410    $10.320   $10.330   $9.800   $9.860     $10.640      $10.610
                                                            =======    =======   =======   ======   ======     =======      =======

Total return(4)                                               2.90%      4.20%    10.23%    4.31%   (3.08%)      3.35%        6.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $1,217     $1,115    $1,206      $66     $112         $58          $56
Ratio of expenses to average net assets(5)                    1.25%      1.25%     1.25%    1.25%    1.41%       1.75%        1.75%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly    1.82%      1.90%     1.77%    2.00%    1.94%       1.90%        2.14%
Ratio of net investment income to average net assets          4.00%      4.23%     4.48%    4.83%    4.24%       4.37%        4.91%
Ratio of net investment income to average net assets
  prior to expense limitation and expenses paid indirectly    3.43%      3.58%     3.96%    4.08%    3.71%       4.22%        4.52%
Portfolio turnover                                              36%        43%       27%      34%      21%         21%          30%

(1) Ratios and portfolio turnover have been annualized and total return has not been annualized.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit & Accounting Guide for Investment companies that requires amortization of all premium and discounts on debt securities. This change had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

(3) Effective May 1, 1997, The Fund's shareholders approved a change of investment advisor from Voyageur Fund Managers, Inc. to Delaware Management Company.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(5) Ratios for the period ended February 28, 2003 and August 31, 2002, including fees paid indirectly in accordance with Securities and Exchange Commission, were 1.26%.

See accompanying notes

Notes                                              February 28, 2003 (Unaudited)
  TO FINANCIAL STATEMENTS

Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund, and Delaware Tax-Free Oregon Insured Fund. These financial statements and the related notes pertain to Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund (each "Fund" or, collectively, as the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Prior to November 18, 2002, Class A shares were sold with a front-end sales charge of up to 3.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first twelve months.

The investment objective of Delaware Tax-Free Florida Fund and Delaware Tax-Free Florida Insured Fund is to seek as high a level of current income exempt from federal income tax and the Florida state intangibles tax, as is consistent with preservation of capital. The investment objective of Delaware Tax-Free New York Fund is to seek as high a level of current income exempt from federal income tax and from New York state personal income tax, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith under the direction of each Funds' Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of the Funds on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the period ended February 28, 2003 were as follows:

                               Delaware          Delaware          Delaware
                               Tax-Free          Tax-Free          Tax-Free
                               Florida       Florida Insured        New York
                                Fund               Fund               Fund
Commission
   reimbursements              $ 195             $1,315              $ 181
Earnings credits                 754              1,976                597

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                          Delaware Tax-Free    Delaware Tax-Free      Delaware Tax-Free
                            Florida Fund      Florida Insured Fund       New York Fund
                          -----------------   --------------------    -----------------
On the first $500 million       0.55%               0.50%                  0.55%
On the next $500 million        0.50%               0.475%                 0.50%
On the next $1.5 billion        0.45%               0.45%                  0.45%
In excess of $2.5 billion       0.425%              0.425%                 0.425%

DMC has contracted to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed specified percentages of average daily net assets through October 31, 2003 for the Delaware Tax-Free Florida and Delaware Tax-Free Florida Insured Funds and through April 30, 2003 for the Delaware Tax-Free New York Fund, as shown below.

                                    Delaware Tax-Free      Delaware Tax-Free    Delaware Tax-Free
                                       Florida Fund      Florida Insured Fund     New York Fund
                                    -----------------    --------------------   -----------------
The operating expense limitation
   as a percentage of average daily
   net assets (per annum)                 0.50%                 0.65%                 0.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

At February 28, 2003, the Funds had receivables from or liabilities payable to affiliates as follows:

                                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund       New York Fund
                                                ------------------   --------------------     ------------------
Investment Management fee payable to DMC            $ 3,484               $36,659                   $   --
Dividend disbursing, transfer agent fees,
   accounting and other expenses payable to DSC       1,542                 9,614                    1,778
Other expenses payable to DMC and affiliates            642                 2,624                      474
Receivable from DMC under
   expense limitation agreement                          --                    --                       30

For the period ended February 28, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund       New York Fund
                                                ------------------   --------------------     ------------------
                                                    $2,359                 $9,909                    $506

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. Investments
For the period ended February 28, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund       New York Fund
                                                ------------------   --------------------     ------------------
Purchases                                           $3,861,718            $21,657,174            $5,255,689
Sales                                                3,612,126             21,642,862             2,648,683

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

3. Investments (continued)
At February 28, 2003, the cost of investments for federal income tax purposes approximates the cost for book purposes. At February 28, 2003, the cost of investment and unrealized appreciation (depreciation) for each Fund were as follows:

                                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund       New York Fund
                                                ------------------   --------------------     ------------------
Cost of investments                                 $15,135,646         $102,586,363             $15,602,931
                                                    ===========         ============             ===========
Aggregate unrealized appreciation                   $ 1,183,339         $  7,613,141             $   941,945
Aggregate unrealized depreciation                            --              (16,875)                (26,812)
                                                    -----------         ------------             -----------
Net unrealized appreciation                         $ 1,183,339         $  7,596,266             $   915,133
                                                    ===========         ============             ===========

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2002 and August 31, 2001 was as follows:

                                                Delaware Tax-Free      Delaware Tax-Free       Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund        New York Fund

                                                   Year Ended             Year Ended               Year Ended
                                                8/31/02   8/31/01     8/31/02      8/31/01     8/31/02      8/31/01
Tax-exempt income                              $711,610  $680,548   $5,242,579   $5,463,941   $661,650     $613,283

As of August 31, 2002, the components of net assets on a tax basis were as follows:

                                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund       New York Fund
                                                ------------------   --------------------     ------------------
Shares of beneficial interest                       $16,055,310          $109,892,637             $13,592,724
Distributions in excess of net investment income           (181)                   --                    (655)
Capital loss carryforwards                             (805,324)           (5,571,102)               (477,598)
Unrealized appreciation of investments                1,056,692             7,235,062                 841,776
                                                    -----------         -------------             -----------
Net assets                                          $16,306,497         $ 111,556,597             $13,956,247
                                                    ===========         =============             ===========

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2002, which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows:

                                                Delaware Tax-Free      Delaware Tax-Free      Delaware Tax-Free
                                                  Florida Fund       Florida Insured Fund       New York Fund
                                                ------------------   --------------------     ------------------
2003                                                $     --              $4,327,963               $     --
2004                                                      --                 735,445                     --
2008                                                 162,206                 507,694                     --
2009                                                 643,118                      --                477,598
                                                    --------             -----------               --------
Total                                               $805,324             $ 5,571,102               $477,598
                                                    ========             ===========               ========

Notes
  TO FINANCIAL STATEMENTS (CONTINUED)

5. Capital Shares
Transactions in capital shares were as follows:

                                         Delaware Tax-Free                  Delaware Tax-Free                 Delaware Tax-Free
                                           Florida Fund                   Florida Insured Fund                  New York Fund

                                        Period         Year               Period         Year               Period         Year
                                        Ended          Ended              Ended          Ended              Ended          Ended
                                        2/28/03        8/31/02            2/28/03        8/31/02            2/28/03        8/31/02
                                      (Unaudited)                       (Unaudited)                        (Unaudited)
Shares sold:
  Class A                                 67,945       131,609             243,880       631,311             205,220        95,323
  Class B                                 39,781        99,043             105,879        86,670               5,988        92,435
  Class C                                 57,287        18,621               9,462        44,972               6,835         6,765

Shares issued upon reinvestment
  of dividends and distributions:
  Class A                                  8,416        17,131              71,681       154,363              17,635        30,996
  Class B                                  3,280         6,776               4,041         7,291               2,652         4,868
  Class C                                    444           838                 765           785               2,198         4,500
                                         -------       -------             -------       -------             -------       -------
                                         177,153       274,018             435,708       925,392             240,528       234,887
                                         =======       =======             =======       =======             =======       =======

Shares repurchased:
  Class A                               (110,887)     (188,236)           (536,048)   (1,014,758)            (44,224)     (191,366)
  Class B                                (17,325)      (70,614)            (44,490)      (79,670)             (6,283)      (15,392)
  Class C                                   (109)         (530)             (3,283)       (1,028)                 --       (20,091)
                                         -------       -------             -------       -------             -------       -------
                                        (128,321)     (259,380)           (583,821)   (1,095,456)            (50,507)     (226,849)
                                         -------       -------             -------       -------             -------       -------
Net increase (decrease)                   48,832        14,638            (148,113)     (170,064)            190,021         8,038
                                         =======       =======             =======       =======             =======       =======

For the period ended February 28, 2003 and the year ended August 31, 2002, the following shares and value were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

                                                      Six Months Ended                                    Year Ended
                                                           2/28/03                                          8/31/02
                                         ----------------------------------------        -----------------------------------------
                                         Class B shares  Class A shares   Amount         Class B shares  Class A shares   Amount
Delaware Tax-Free Florida Fund                 2,539         2,539       $ 27,902                  --             --      $     --
Delaware Tax-Free Florida Insured Fund        22,289        22,289        254,844              16,818         16,820       186,792
Delaware Tax-Free New York Fund                   --            --             --                  --             --            --

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of February 28, 2003 or at any time during the period.

7. Credit and Market Risk
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

Delaware Investments
  FAMILY OF FUNDS

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                      Fixed Income Group
Delaware American Services Fund                          Corporate and Government
Delaware Growth Opportunities Fund                       Delaware American Government Bond Fund
Delaware Select Growth Fund                              Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                           Delaware Delchester Fund
Delaware Technology and Innovation Fund                  Delaware Diversified Income Fund
Delaware Trend Fund                                      Delaware Extended Duration Bond Fund
Delaware U.S. Growth Fund                                Delaware High-Yield Opportunities Fund
                                                         Delaware Limited-Term Government Fund
Value-Equity Group                                       Delaware Strategic Income Fund
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund                          Money Market
Delaware REIT Fund                                       Delaware Cash Reserve Fund
Delaware Small Cap Value Fund                            Delaware Tax-Free Money Fund

International Group                                      Municipal (National Tax-Exempt)
(DIAL-Delaware International Advisers Ltd.)              Delaware National High-Yield Municipal Bond Fund
Delaware Emerging Markets Fund                           Delaware Tax-Free Insured Fund
Delaware International Small Cap Value Fund              Delaware Tax-Free USA Fund
Delaware International Value Equity Fund                 Delaware Tax-Free USA Intermediate Fund

Blend Mutual Funds                                       Municipal (State-Specific Tax-Exempt)
Delaware Balanced Fund                                   Delaware Tax-Free Arizona Fund
Delaware Core Equity Fund                                Delaware Tax-Free Arizona Insured Fund
Delaware Devon Fund                                      Delaware Tax-Free California Fund
Delaware Social Awareness Fund                           Delaware Tax-Free California Insured Fund
                                                         Delaware Tax-Free Colorado Fund
Structured Equity Products Group                         Delaware Tax-Free Florida Fund
Delaware Diversified Growth Fund                         Delaware Tax-Free Florida Insured Fund
Delaware Diversified Value Fund                          Delaware Tax-Free Idaho Fund
Delaware Group Foundation Funds                          Delaware Minnesota High-Yield Municipal Bond Fund
   Delaware Growth Allocation Portfolio                  Delaware Tax-Free Minnesota Fund
   Delaware Balanced Allocation Portfolio                Delaware Tax-Free Minnesota Insured Fund
   Delaware Income Allocation Portfolio                  Delaware Tax-Free Minnesota Intermediate Fund
                                                         Delaware Tax-Free Missouri Insured Fund
                                                         Delaware Tax-Free New York Fund
                                                         Delaware Tax-Free Oregon Insured Fund
                                                         Delaware Tax-Free Pennsylvania Fund


Delaware Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

This semiannual report is for the information of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                                Affiliated Officers                          Contact Information
Walter P. Babich                                 Jude T. Driscoll                             Investment Manager
Board Chairman                                   President and Chief Executive Officer        Delaware Management Company
Citadel Construction Corporation                 Delaware Management Holdings, Inc.           Philadelphia, PA
King of Prussia, PA                              Philadelphia, PA
                                                                                              International Affiliate
David K. Downes                                  Richelle S. Maestro                          Delaware International Advisers Ltd.
President and Chief Executive Officer            Senior Vice President                        London, England
Delaware Investments Family of Funds             General Counsel and Secretary
Philadelphia, PA                                 Delaware Investments Family of Funds         National Distributor
                                                 Philadelphia, PA                             Delaware Distributors, L.P.
John H. Durham                                                                                Philadelphia, PA
Private Investor                                 Michael P. Bishof
Gwynedd Valley, PA                               Senior Vice President and Treasurer          Shareholder Servicing, Dividend
                                                 Delaware Investments Family of Funds         Disbursing and Transfer Agent
Anthony D. Knerr                                 Philadelphia, PA                             Delaware Service Company, Inc.
Managing Director                                                                             2005 Market Street
Anthony Knerr & Associates                                                                    Philadelphia, PA 19103-7094
New York, NY
                                                                                              For Shareholders
Ann R. Leven                                                                                  800 523-1918
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                                       For Securities Dealers and Financial
Washington, DC                                                                                Institutions Representatives Only
                                                                                              800 362-7500
Thomas F. Madison
President and Chief Executive Officer                                                         Web site
MLM Partners, Inc.                                                                            www.delawareinvestments.com
Minneapolis, MN

Janet L. Yeomans
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN







(7560)                                                        Printed in the USA
SA-FLNY [2/03] VGR 4/03                                                    J9096